                                                                    EXHIBIT 10.4

     [Certain confidential information has been omitted from this Exhibit 10.4
                                                                  ------------
pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.4 where the omitted information
                                   ------------
appeared in the original.]

[ITWORLD.COM LOGO]

          Exclusive Sales & Marketing Agreement between ITworld.com,
                        Jobs.cio.com and the ITcareers
                        Print Network and Leaders!Online
                                 March 1, 2000

This agreement (the "Agreement") is made this 1st day of March 2000 ("the effective date") between Leaders!Online, Inc. ("Leaders!Online") with a principal place of business at 18401 Von Karman Avenue, Suite 500, Irvine, CA 92612 and ITworld.com Inc. ("ITworld") with a principal place of business at 118 Turnpike Road, Southborough, Massachusetts 01772. Leaders!Online and ITworld may also be referred to as "Party" or collectively as "Parties" throughout this agreement.

WHEREAS, Leaders!Online is in the business of providing information technology for online recruitment products and services;

WHEREAS, IT world was consolidated its online IT audience in ITworld.com; IDG's new IT problem-solving network which provides print and online recruitment advertising and other recruitment services for IT professionals and customers;

WHEREAS, Leaders!Online and ITworld mutually desire to provide ITworld's customers and readers with easy access to the products or services offered by Leaders!Online.

NOW, therefore, for and in consideration of the mutual promises, benefits and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Leaders!Online and ITworld hereby agree as follows:

1. Definitions

  a)  ITworld.com:  is a new website under development by ITworld.com, Inc.
      -----------
      which will incorporate content from IDG's Enterprise IT publications, as well as other original content and resources focused on the Enterprise IT professional.

  b)  ITworld Network:  ITworld.com will be a stand-alone site, and after
      ---------------
      February 15, 2000 the ITworld.com Universal Navigation bar will appear on all pages of Infoworld.com, Computerworld.com, CIO.com, NWFusion.com (Network World's site), Javaworld.com, Sunworld.com and Linuxworld.com. Advertising placed on ITworld.com can appear across ITworld.com on ITworld.com's Navigation bar; anywhere within the Javaworld.com, Sunworld.com and, Linuxowrld.com and SolutionsIntegrator.com as well as in email newsletters produced and distributed by ITworld.com. This does not include banner inventory or email newsletters produced by Computerworld, Network World, Infoworld and CIO.

  c)  ITcareers.com:  is the exclusive jobs and career development service of
      -------------
      ITworld.com and the ole online career service for IDG's new ITcareers Network. A link to Itcareers.com will appear on ITworld.com's Universal Navigation bar and from multiple points within the ITworld.com network of sites.
                                                               501 second street
                                                         san francisco, ca 94107
                                                                    415.243.4188
                                                                fax 415.267.1732

                                                                  an IDG company

  d)  The ITcareers Print Network:  (the Network) is the careers section of
      ---------------------------
      IDG's Enterprise IT Print Publications: Computerworld, Network World, CIO Magazine and InfoWorld. CIO (IDG's "Enterprise IT Print Publications") is also part of the Network, although it does not maintain a dedicated print career section. The ITcareers Print Network formally launched on January 1, 2000, and customers are able to run ads across the network in any combination of national, regional or single book buys. Except in the case of CIO Magazine, Network ads will appear in the dedicated Career sections of the Enterprise books. Ads placed outside of the Careers section qualify for ROP rates and must be placed outside of the Careers section qualify for ROP rates and must be placed in accordance with IDG's policies for ROP advertising, (which are not covered under this agreement).

  e)  Jobs.cio.com:  (www.jobs.cio.com) is the online recruiting resource from
      ------------    ----------------
      CIO magazine that reaches 52,000 director-level and above professionals who have registered as active job seekers via email twice a month and attracts 150,000 visitors monthly.

  f)  Qualified Candidate:  Qualified candidate is defined as any visitor to
      -------------------
      ITcareers.com or ITworld.com who clicks through to Leaders!Online.

  g)  "Leaders Account"  will mean any entity with which Leaders has an
      -----------------
      agreement to refer candidates in order to fill specified positions within that entity.

  h)  "Referred Leaders Account"  will mean a Leaders Account which is obtained
      --------------------------
      by Leaders as a direct result of a marketing lead provided by ITworld.

2. Term, Termination.

The term of this Agreement (the "term") shall commence upon the effective date (March 1, 2000) and shall continue in full force and effect for two (2) years and terminating on February 28, 2002. Either party may, in addition to other relief, terminate this Agreement if the other party breaches any material provision hereof and fails within thirty (30 days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the aggrieved party and proceed with due diligence to completion - Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days. Termination shall have no effect on the parties' rights or obligations under Section 10 ("confidential Information"), Section 11 ("Non-solicitation"), Section 12 ("Injunctive Relief"), Section 14 ("Warranties") and section 15 ("Limitation of Remedies & Liabilities").

3. Advertising Fees

  a) Leaders!Online will pay ITworld an Advertising Fee in the amount of $*** in ITworld.com, Jobs.cio.com and the ITcareers Network. Specifically, during each 12 month period beginning on March 1, 2000, Leaders!Online will divide the advertising Fee in the following manner:

      .  ITcareers Print Network - $***
      .  Jobs.cio.com - $***
      .  ITworld.com - $***

  b) In addition, ITworld.com will receive a fee for each Qualified Candidate that finds a new position through Leaders!Online provided the candidate registered an email address with Leaders!Online within the preceding 18 months. The fees are detailed in Appendix B. qualified candidates will be tracked by these mechanisms:

     1.  Cookies placed on candidate browsers while on ITworld and CIO.com
__________
*** Omitted pursuant to a confidential treatment request filed separately.

     2. Clicking through to Leaders!Online from ITworld, CIO.com and Leaders!Online visitors who select IDG IT titles/websites as the source of referral during registration
     3. Leaders!Online visitors who select IDG IT titles/websites as the source of referral during registration
     4.  Traffic to custom URLs
     5.  Traffic to webcasts
     6. Other traffic as designated by ITworld.com, CIO.com and Leaders!Online jointly

 c) ITworld.com will receive a fee for each Referred Leaders Account in accordance with Appendix B.

 d)  Payments of Advertising Fees and Commissions
     --------------------------------------------

     (i) Upon execution of Agreement Leaders!Online will pay ITworld the sum of $*** as the first payment for the Advertising Fee due under paragraph 3 (a) above. The remaining balance (Advertising Fee - minus $***) of the Advertising Fee for the first year of this Agreement will be invoiced monthly, based on advertising placed during the prior month. Leaders!Online agree to settle all invoices within 30 days of receipt.

     (ii) ITworld.com will pay Leaders!Online a ***% commission ("the Commission") for all qualifying leads ("Qualifying Leads") given in writing to ITworld by Leaders!Online that result in sales and collection of either ITcareers.com membership packages or webcasts. The Commission will be due and payable upon receipt of payment of the Net Revenue billing that resulted from the Qualifying Lead. The Commission will be calculated by multiplying the Net Revenue billed by ***%. The Net Revenue billed is Gross Revenue less agency commission and cash discounts. Ass Commissions will be paid on the 15th day of the month following the month the New Revenue billed as collected.

     (iii) ITworld.com rates are gross except webcasting and Jobs.cio.com. which are quoted net of agency commission. The ***% agency commission on space and color charges is only available to accredited agencies that submit an insertion order and digital materials. Agency commissions will not be paid on invoices that are outstanding 90 days or more.

4. Marketing

 a)  Online

     (i) Leaders!Online will receive premier placement on the ITcareers pages of ITworld.com

     (ii) In addition, Leaders!Online may participate in a series of up to *** custom, ***webcasts using ITworld.com's e-broadcast technology platform in the first 12 months of our agreement. ($*** each/total program cost for 12 months $***). Each webcast will be supported by a minimum of *** outbound email messages; *** banner impressions in general rotation on ITworld.com; and *** impressions in ITworld.com's email newsletters ***. ITworld.com may also, at its discretion, add additional ITworld and CNN.com inventory ***. (To access a demo of this program surf to the "Recruiters Office on www.itcareers.com.)
            -----------------

            The remaining budget will be allocated towards email newsletter sponsorship, banner advertising and ITcareers.com Marquee Membership.

 b) ITworld offers to Leaders!Online the following discounted promotional rates for the purposes of promoting this service.
__________
*** Omitted pursuant to a confidential treatment request filed separately.

      Item                       Retail     Discount      Partner Rate
      -----------------------------------------------------------------------
      468 x 60 Banners          $125 CPM      ***%          $*** CPM
      125 x125 Banners           $90 CPM      ***%          $*** CPM
      120 x 90 Banners           $65 CPM      ***%          $*** CPM
      88 x 31 Banners            $25 CPM      ***%          $*** CPM
      Custom Webcasts            $90,000      ***%          $***
      Marquee membership         $30,000      ***%          $***
      Email newsletters          $75 CPM      ***%          $*** CPM

Total ITworld.com online budget                               $***

CIO.com

As our premier marketing partner Cio.com offers Leaders!Online a 2 year sponsorship of Jobs.cio.com. The exact details are outlined in Appendix C.

Offline

Leaders!Online will also qualify for discounted advertising rates on the ITcareers Network. The rates and schedule are detailed in Appendix A.

5. Exclusivity and Co-branding

   a) The parties agree to work together to integrate links with Leaders!Online into ITworld's "look and feel" where appropriate. The intent of the parties is to provide a tightly integrated feature for ITworld and, allowing users to gain access to, and be able to register with Leaders!Online and either manage their career using Leaders!Online's services or use Leaders!Online to hire new employees.

   b) Any co-branded sites will enforce the ITworld privacy policy or have a privacy policy that is consistent with ITworld.com's.

   c) During the term of this agreement or until such time as it is terminated, Leaders!Online will be the exclusive ITcareers.com online provider of full-time employees to hiring corporations through any means. This does not in any way prevent ITworld.com, the ITcareers Print Network or CIO from accepting advertising in the form of webcasts, banners, email and print advertising from similar services.

  d) ITworld's ITcareers service agrees to 1) Not endorse any other company and or website that provides full-time employees to hiring corporations through any means without Leaders!Online's written consent and 2) Not offer special positions to any other company and or website that provides full-time employees to hiring corporations through any means without Leaders!Online's written consent. 3) ITworld's ITcareers service will not establish a co-branded site with any other company and or website that provides full-time employees to hiring corporations through any means.

  e) Leaders!Online agrees to notify ITworld.com in writing within 90 days, of any possible conflicts that arise during the term of our agreement. This exclusivity does not apply to ITworld do-marketing agreements and services currently known as ITrfp and located at http://www.ITworld.newmediary.com,
                                              ---------------------------------
      and SkillsVillage.com, located at http://www.skillsvillage.com, and
                                        ----------------------------
      Careerbuilder.com, located at http://www.careerbuilder.com, and
                                    ----------------------------
      ITworld.com's existing agreement with CareerCentral.com.
__________
*** Omitted pursuant to a confidential treatment request filed separately.

6. Editorial content

   a) Leaders!Online and ITworld.com will exchange editorial content. ITworld.com will allow Leaders!Online to display headlines and abstracts of relevant ITworld.com articles on its site and email at least *** extracts a month to Leaders!Online members. Additionally, Leaders!Online IT candidates will be able to register to receive ITworld.com content via email. All ITworld.com content will be correctly attributed to ITworld.com and readers who click on articles will pass directly to the content which will be hosted on ITworld.com. Although ITworld content includes articles produced by ITworld.com and our fully-owned properties Javaworld, Linuxworld, Sunworld and Solutions Integrator, content from our independent sister companies Computerworld, Infoworld, Network Work and CIO is not covered under this agreement.

   b)  Leaders!Online will follow the ASME guidelines at all times.

7. Co-marketing

   a) Both parties will use their best efforts to market Leaders!Online and ITworld.com together to the United States IT audience. At a minimum, Leaders!Online agrees to monthly marketing meetings during the first 12 months of the relationship.

   b) Leaders!Online shall have the right of first refusal to sponsor ITworld.com events that involve recruiting full-time IT professionals or other directly appropriate events. There may be additional fees associated with these events. Terms and conditions of these events including acceptance and refusal are at the sole discretion of ITworld.

   c) Leaders!Online and ITworld will release a joint press release in support of this co-marketing agreement. Contents of marketing releases will be mutually agreed upon, if at all possible, recognizing that each party may have disclosure obligations as a matter of law. Other co-marketing programs will be created and mutually agreed upon.

8. Systems Infrastructure and Support

   Leaders!Online will buy and/or build the Leaders!Online software and hardware needed to operate the Leaders!Online database and Leaders!Online frames and gateway and master gateway at Leaders!Online's sole cost and expense.
   Specifically:

   a) The Leaders!Online database and Leaders!Online Products will operate on the ITworld website using Leaders!Online's proprietary software which will run on Leaders!Online owned and managed hardware. Leaders!Online will buy, develop, set-up and maintain the hardware and software needed to run the Leaders!Online products frames, gateways database and associated Leaders!Online products software.

   b) Leaders!Online will operate and maintain this software and hardware to the same standards and performance levels as for its own website.

   c) Leaders!Online will on a daily basis make and store in a safe offsite place archival copies of the Leaders!Online software and the Leaders!Online database.

   d) Any original graphics or graphic elements needed for ITworld to operate Leaders!Online services will be supplied by or paid for by
       Leaders!Online.
__________
*** Omitted pursuant to a confidential treatment request filed separately.

9. Proprietary Rights.

   a) Leaders!Online (or its licensors) owns and shall own all right, title and interest to the Leaders!Online products software, Leaders!Online products, Leaders!Online software, the Leaders!Online database, all other Leaders!Online intellectual property, and its structure to the extent that this does not conflict with any third party copyright. ITworld expressly acknowledges and agrees that none of the Leaders!Online products, Leaders!Online software, the Leaders!Online database or the content shall be deemed to constitute work made for hire under the Federal copyright laws (27 U.S.C. Sec. 101) and, alternatively, ITworld hereby irrevocably assigns to Leaders!Online all ownership rights and irrevocably waives all other rights it might have in these properties.

   b) In addition, ITworld acknowledges and agrees that, nothing herein shall be deemed to grant any ownership, license or other proprietary rights with respect to the Leaders!Online products, Leaders!Online frames, Leaders!Online software, the Leaders!Online database and the Leaders!Online database content and its structure.

   c) Except as otherwise set forth herein, or in a separate agreement between the parties, ITworld acknowledges and agrees that any modifications, enhancements, updates, error corrections, translations or other changes to the Leaders!Online database and the content and its structure or other Leaders!Online software or accompanying documentation performed by Leaders!Online shall belong exclusively to Leaders!Online.

   d) Unless otherwise agreed by ITworld in writing, all original sales and marketing research, records and information of any kind created hereunder by ITworld shall be owned exclusively by ITworld.

   e) During the Term of the Agreement, ITworld hereby grants Leaders!Online a royalty free, non-exclusive right to use and reproduce ITworld's trademarks, logos and other graphical elements (ITworld "Intellectual Property") in connection with the creation, operation, marketing and promotion of ITworld and other activities contemplated herein. ITworld indemnifies and holds harmless Leaders!Online for any trademark infringement claims that may arise from the use of ITworld's Intellectual Property. Leaders!Online agrees to cease using the ITworld Intellectual Property upon termination of this Agreement and agrees that Leaders!Online and its officers, directors, employees, consultants, affiliates or subsidiaries, and parent companies will not challenge ITworld's right to the ITworld Intellectual Property.

   f) During the Term of this Agreement, Leaders!Online hereby grants ITworld a royalty free, non-exclusive right to use and reproduce Leaders!Online's trademarks, logos and other graphical elements (Leaders!Online Intellectual Property) ion connection with the creation, operation, marketing and promotion of Leaders!Online and other activities contemplated herein. Leaders!Online indemnifies and holds harmless ITworld for any trademark infringement claims that may arise from the use of Leaders!Online Intellectual Property. ITworld agrees to cease using the Leaders!Online Intellectual Property upon termination of this Agreement and agrees that ITworld and its officers, directors, employees, consultants, affiliates or subsidiaries, and parent companies will not challenge Leaders!Online right to the Leaders!Online Intellectual Property.

   g) Due to the nature of the Agreement, both parties agree to waive all fees associated with licensing and maintenance.

10. Confidential Information.

    a)  Acknowledgement of Confidentiality.  Each party hereby acknowledges that
        ----------------------------------
        it may be exposed to confidential and proprietary information belonging to or supplied by the other party or relating to its affairs including, without limitation, proprietary software, and other technical information (including any functional design, technical design, drawings, analysis, research, processes, computer programs, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, customer lists, plans, accounting and financial information, personnel records and the like) and other information designated as confidential expressly or by the circumstances in which it is provided ("Confidential Information"). Confidential Information does not include (i) information already known or independently developed by tile recipient outside the scope of this Agreement by personnel not having access to confidential Information;
        (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it.

    b)  Covenant Not to Disclose. With respect to the other party's Confidential
        ------------------------
        Information, and except as expressly authorized herein, the recipient hereby agrees that during the Term hereof and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a "need to know" (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party may approve in writing. Neither party nor any recipient may: (i) alter or remove from any software or associated documentation owned or provided by the other party any proprietary, copyright, trademark or trade secret legend, or (ii) attempt to decompile, disassemble or reverse engineer the other party's Confidential Information (and any information derived in violation of such covenant shall automatically be deemed Confidential Information owned exclusively by the owner of the original source materials). Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own Confidential Information, but in no event shall less than due diligence and care be exercised.

11. Non-solicitation.

During the Term of this Agreement or its successor agreements and for a period of one (1) year thereafter, both parties agree not to hire, solicit, nor attempt to solicit, the services of any employee of the other party without the prior written consent of the other party.

12. Injunctive Relief.

The parties acknowledge that violation by one party of the provisions of Section 9 ("Proprietary Rights"), Section 10 ("Confidential Information") or Section 11 ("Non-solicitation") would cause irreparable harm to the other party not adequately compensable by monetary damages. In addition to other relief, it is agreed that temporary and permanent injunctive relief should be available without necessity of posting bond to prevent any actual or threatened violation of such provisions.

13. Books and Records.

Each party shall maintain in a professional and workmanlike manner such books and records as are reasonably needed to comply with its responsibilities hereunder, including, without limitation, accurate data and reports of all sales, expenditures and activities, prices, payments, terms and conditions under all sales, data supporting the calculation and payment of all applicable revenue shares, taxes or other amounts due or payable hereunder. The other party (or its designated agent) shall be entitled at its own expense to audit and inspect such books and records at least annually and upon termination of this Agreement during normal business hours after giving reasonable advance notice in accordance with Section 16 ("Notices").

14. Warranties.

Each party represents and warrants to the bet of its knowledge and belief that its frames, software, products software and the database or any other intellectual property licensed to the other party hereto, will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons, and each party agrees at its own expense to defend, indemnify and hold harmless the other party from any liability arising out of a claim for infringement of any such rights.

15. Limitation of Remedies & Liabilities.

Except for sections 9, 10, 11 and 14 NEITHER PARTY SHALL BE LIABLE TO THE OTHER
-------------------------------------------------------------------------------
FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT IN AN AMOUNT EXCEEDING THE TOTAL
----------------------------------------------------------------------------
AMOUNT OF FEES ACTUALLY RECEIVED BY THE PARTY HEREUNDER.  IN NO EVENT SHALL
---------------------------------------------------------------------
EITHER PARTY BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST SAVINGS, LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT. BOTH PARTIES HEREBY EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING LIMITATION HAS BEEN NEGOTIATED BY THE PARTIES AND REFLECTS A FAIR ALLOCATION OF RISK.

16. Notices.

Notices sent to either party shall be effective when delivered in person or transmitted by telecopier ("fax") machine, one (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid. A facsimile of this Agreement and notices generated in good form by a fax machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question. Notices to Leaders!Online should be sent to the address above and be marked for the attention of The President of Leaders! Online. Notices to ITworld should be sent to the address above and be marked for the attention of Bill Reinstein and to:

Kevin Krull                         Bill Reinstein
Vice President of Legal Affairs     CEO
International Data Group            ITworld.com, Inc.
5 Speen Street                      PO BOX 9107, 3rd Floor
Framingham, MA  01701               Southborough, MA  01772

17. Disputes, Choice of Law.

Except for certain emergency judicial relief authorized under Section 12 ("Injunctive Relief") which may be brought at any time, the parties agree that all disputes between them shall be submitted for informal resolution to their respective chief operating officers. Any remaining dispute shall be submitted to a panel of three (3) arbitrators, with each party choosing one (1) panel member and the third member chosen by the first two (2) panel members. The proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The award of the arbitrators shall include a written explanation of their decision, shall be limited to remedies otherwise available in court and shall be binding upon the parties and enforceable in any court of competent jurisdiction THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE UNITED STATES AND MASSACHUSETTS, AND ANY ACTION SHALL BE INITIATED AND MAINTAINED IN A FORUM OF COMPETENT JURISDICTION IN SUCH DESIGNATED STATE.

18. Independent Contractor Status.

Each party and its people are independent contractors in relation to the other party with respect to all matters arising under this Agreement. Nothing herein shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. Each party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness and disability insurance taxes, payroll levies or employee benefit requirements (under ERISA, state law or otherwise) now existing or hereafter enacted and attributable to themselves and their respective people.

19. Insurance and Indemnity.

Each party shall maintain adequate insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from liability for bodily injury, death and tangible property damage resulting from the acts or omissions of its officers, agents, employees or representatives acting within the scope of their work.

20. Miscellaneous.

This document constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other communications, whether written or oral. This Agreement may only be modified or amended in wilting and signed by the parties. Except as specifically permitted herein, neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by either party without the prior

21. Change in Company Ownership.

The Agreement will survive change in ownership of either company. However, each party agrees that purchase, merger or other change of ownership resulting in substantial (51%) influence by a company deemed to be a competitor of the other party will allow the other party to cancel the Agreement.

IN WITNESS WHEREOF, for adequate consideration and intenting to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Leaders!Online, INC.                        ITworld.com, Inc.

By: /s/ Michael T. Christy                  By: /s/ William Reinstein

Name:   MICHAEL T. CHRISTY                  Name:   Bill Reinstein

Title:  CEO                                 Title:  President / CEO

Date:   MAR. 27, 2000                       Date:   3/22/00

Appendix A:

                                 Leaders!Online
                                       &
                            ITcareers Print Network
               (ComputerWorld, InfoWorld, Network World, and CIO)
                   A Partnership for Successful IT Recruiting

Year 2000

           Publication   Frequency       Size      ITcareers    Total
                                                                Leaders!Online
                                                   Open Card    Rate
          --------------------------------------------------------------------
  Part A     3 Book           22      Full page,   $813,472.00     $***
            National                    4-color
          --------------------------------------------------------------------
  Part B       CIO            12      Full page,   $283,080.00     $***
            National                    4-color
          --------------------------------------------------------------------

 . All rates are gross. ***% commission on space and color changes is only available to accredited agencies that submit an insertion order and digital materials. Agency commissions will not be paid on invoices that are outstanding 90 days or more. If Leaders!Online employs an accredited advertising agency (acceptable to ITcareers) then the installment payment provisions will be waived.

 . Payments for the 3 Book buy is based on insertions every other week from start date. Payments for CIO are based on one insertion per month. A change in the insertion schedules would result in a change of the installment payments.

 . 3 book buy = InfoWorld, Network World & ComputerWorld with a national circulation of 777,096 subscribers and weekly readership of 2.4 million (unduplicated).

 .  If Leaders!Online does not fulfill their 2000 frequency package by February
   28, 2001, they will be billed at the ITcareers Open Rate Card amount.

 . Fulfillment of the ITcareers print partnership is also contingent upon fulfillment of the ITcareers.com on-line partnership.

 . Leaders!Online will be eligible to change their media plan with a 4 week notice to ITcareers. The revenue commitment will stay the same.

Year 2001

            Publication   Frequency      Size        Total Leaders!Online
                                                           2001 Rate
         -------------------------------------------------------------------
Part A        3 Book             22   Full page,             $***
             National                  4-color
         -------------------------------------------------------------------
Part B          CIO              12   Full page,             $***
             National                  4-color
         -------------------------------------------------------------------

 . The 2001 Leaders Online/ITcareers print partnership will be renewed and the 2000 partnership rates will be protected upon completion.

 .  The 2001 contract must be executed by February 28, 2002.

 . Payments for the 3 Book buy is based on insertions every other week from start date. Payments for CIO are based on one insertion per month. A change in the insertion schedules would result in a change of the installment payments.

 . Leaders Online will be eligible to change their media plan with a 4-week notice to ITcareers. The revenue commitment will stay the same.

 .  If Leaders Online does not fulfill their 2001 frequency package by February
   28, 2002, they will be billed at the ITcareers Open Rate Card amount.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Appendix B ITcareers Hiring Fee
Appendix B

ITworld Hiring Fees

Leaders shall calculate the aggregate amount of Hiring Fees received (and no longer subject to forfeiture) from each Referred Leaders Account for each twelve-month period beginning on the date of the agreement between Leaders and the Referred Leaders Account.

Leaders shall pay *** percent (***%) of such aggregate Hiring Fees up to $***, *** percent (***%) of such aggregate Hiring Fees to the extent they exceed $*** but are $*** or less, and *** percent (***%) of such aggregate Hiring Fees in excess of $***. Amounts due shall be paid within thirty (30) days after the end of each twelve-month period. As an example, if the Hiring Fees received by Leaders are $***, the amount owed will be $*** ($*** for the first $*** of Hiring Fees, $*** for the next $*** of Hiring Fees and $*** for the amount of Hiring Fees in excess of $***).

"Hiring Fees" shall mean amounts (a) actually received by Leaders from a Referred Leaders Account for the successful placement of candidates and (b) which are no longer subject to forfeiture (for example, if a candidate resigns or is terminated within a specified period following the hire date).

Fees for Placements

If a Qualified Candidate is placed by Leaders with a Leader Account, ITworld shall receive from Leaders a fee calculated as follows:

     . If the First Year Total Compensation of a Qualified Candidate is less than $***, the fee to ITworld shall be $***.

     . If the First Year Total Compensation of a Qualified Candidate is at least $*** but not more than $***, the fee to ITworld shall be $***.

     . If the First Year Total Compensation of a Qualified Candidate is greater than $***, the fee to ITworld shall be $***.

"First Year Total Compensation" shall mean, with respect to each Qualified Candidate placed by Leaders with a Leaders Account, that Candidate's first year base salary plus guaranteed bonus, if any, but excluding benefits, stock options, commissions, profit sharing, saving plans and any and all other elements of compensation.

___________
*** Omitted pursuant to a confidential treatment request filed separately.

Appendix C -- CIO.com Sponsorship


Size 220 x 800 button on right hand side of the following areas of 222.CIO.com:

 .  CIO Wanted

 .  Web Jobs

 .  IT Professional

 .  IS Staffing

 . Button will mimic look and feel of CIO.com, but have much the same permanent appearance as Wall Street Journals affiliation with Futurestep, ensuring Leaders receives full benefit of CIO's endorsement.

 .  Cost:  $*** CPM (market value $*** CPM)
 .  Theses pages currently receive 200,000 impressions monthly.
 .  In addition, CIO will provide Leaders with the opportunity to advertise ***
   openings on CIO.wanted.com ***. (market value $***)
 . Any other advertising with CIO.com will be discounted at ***% off ratecard . Leaders to receive same measure of exclusivity as provided by ITworld.com
   (see Section 5 of original Agreement)

 .  All jobs listed with CIO are emailed to interested visitors once a month.
   Leaders will receive a *** word sponsorship of the CIO Wanted Email List once a month ***. Note CIO only mails opportunities to qualified and interested visitors who have expressed an interest in receiving opportunities via email.

 .  12 month package price:  $***
   -----------------------------

 .  Note:  rates are net and do not include agency commission.

___________
*** Omitted pursuant to a confidential treatment request filed separately.